SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
                                        [ ]   Confidential, for Use of the
                                              Commission Only
                                              (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                Prophet 21, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1)  Title  of  each  class  of   securities  to  which   transaction   applies:

--------------------------------------------------------------------------------

(2)   Aggregate   number   of   securities   to   which   transaction   applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5)      Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
--------------------------------------------------------------------------------
    (1) Amount Previously Paid:

--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
    (3) Filing Party:

--------------------------------------------------------------------------------
    (4) Date Filed:

--------------------------------------------------------------------------------

                                PROPHET 21, INC.
                             19 West College Avenue
                           Yardley, Pennsylvania 19067







To Our Stockholders:

     You are most cordially invited to attend the 1997 Annual Meeting of Stockholders of Prophet 21, Inc. at 1:00 P.M., local time, on Thursday, October 23, 1997, at the offices of the Company, 19 West College Avenue, Yardley, Pennsylvania.

      The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented to the meeting.

      It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

      Thank you for your continued support.


                                          Sincerely,

                                          /s/ John E. Meggitt, Ph.D.

                                          John E. Meggitt, Ph.D.
                                          Chairman of the Board

                                PROPHET 21, INC.
                             19 West College Avenue
                           Yardley, Pennsylvania 19067

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held October 23, 1997


     The Annual Meeting of Stockholders (the "Meeting") of PROPHET 21, INC., a Delaware corporation (the "Company"), will be held at the offices of the Company, 19 West College Avenue, Yardley, Pennsylvania, on Thursday, October 23, 1997, at 1:00 P.M., local time, for the following purposes:

(1) To elect five directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2) To amend the Company's 1993 Stock Plan, as amended (the "1993 Plan") to increase the maximum number of shares of Common Stock available for issuance under the 1993 Plan from 600,000 to 1,000,000 shares and to reserve an additional 400,000 shares of Common Stock of the Company for issuance upon the exercise of stock options granted under the 1993 Plan;

(3)      To approve a proposal to adopt the 1997 Employee Stock Purchase Plan;

(4) To ratify the appointment of Coopers & Lybrand L.L.P. as independent auditors for the year ending June 30, 1998; and

(5) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

         Holders of Common Stock of record at the close of business on September 3, 1997 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company's principal executive offices at 19 West College Avenue, Yardley, Pennsylvania 19067 for a period of 10 days prior to the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                             By Order of the Board of Directors

                             /s/ Dorothy M. Meggitt

                             Dorothy M. Meggitt
                             Secretary


Yardley, Pennsylvania
September 22, 1997

        The Company's 1997 Annual Report accompanies the Proxy Statement.

                                PROPHET 21, INC.
                             19 West College Avenue
                                Yardley, PA 19067


                   --------------------------------------------

                                 PROXY STATEMENT

                   --------------------------------------------


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Prophet 21, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on October 23, 1997 (the "Meeting") at the offices of the Company, 19 West College Avenue, Yardley, Pennsylvania at 1:00 P.M., local time, and at any adjournment or adjournments thereof. Holders of record of Common Stock, $.01 par value ("Common Stock"), as of the close of business on September 3, 1997, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 3,559,600 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting.

      If proxies in the accompanying form are properly executed and returned, the Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the Common Stock represented by the proxies will be voted (i) FOR the election of the five nominees named below as
Directors, (ii) FOR a proposal to amend the Company's 1993 Stock Plan, as amended (the "1993 Plan"), to increase the maximum number of shares of Common Stock available for issuance under the 1993 Plan from 600,000 to 1,000,000 shares and to reserve an additional 400,000 shares of Common Stock of the Company for issuance upon the exercise of stock options granted under the 1993 Plan, (iii) FOR the approval of a proposal to adopt the 1997 Employee Stock Purchase Plan (the "1997 Plan"), (iv) FOR the ratification of the appointment of Coopers & Lybrand L.L.P. as independent auditors for the year ending June 30, 1998, and (v) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any Stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

      The presence, in person or by proxy, of holders of Common Stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote of holders of a plurality of the shares of Common Stock represented at the Meeting is required for the election of Directors, provided a quorum is present in person or by proxy. All actions proposed herein other than the election of Directors may be taken upon the affirmative vote of Stockholders possessing a majority of the voting power represented at the Meeting, provided a quorum is present in person or by proxy.

      Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

      This Proxy Statement, together with the related proxy card, is being mailed to the Stockholders of the Company on or about September 22, 1997. The Annual Report to Stockholders of the Company for the year ended June 30, 1997, including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all Stockholders of record as of September 3, 1997. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such material to beneficial owners as of September 3, 1997.

                              ELECTION OF DIRECTORS
                              ---------------------

      At the Meeting, five Directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Annual Meeting of Stockholders and until their successors shall have been elected and qualified.

      It is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are at present Directors of the Company. In the event any of the nominees should become unavailable or unable to serve as a Director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

      The current Board of Directors and nominees for election to the Board are as follows:

                                        Served as a         Positions with
Name                            Age    Director Since        the Company
----                            ---    --------------       --------------

John E. Meggitt, Ph.D........   66          1967         Chairman of the Board
                                                         and Director

Charles L. Boyle, III........   44          1993         President, Chief
                                                         Executive Officer and
                                                         Director

Dorothy M. Meggitt...........   63          1967         Secretary and Director

Louis J. Cissone.............   62          1994         Director

Mark A. Timmerman............   36          1994         Director


     Other than Dr. John E. Meggitt and Dorothy M. Meggitt, who are husband and wife, there are no family relationships among any of the Directors, executive officers and key employees of the Company.

      The principal occupations and business experience, for at least the past five years, of each Director and nominee is as follows:

      Dr. Meggitt founded the Company and has served as a Director of the Company since its inception in 1967. From the Company's inception through August 13, 1996, he was also President and Chief Executive Officer of the Company. In addition, Dr. Meggitt served as Treasurer of the Company from its inception through December 1993. Prior to founding the Company, he directed system programming operations for Electronic Associates, Inc. and, earlier, conducted computer research for IBM.

     Mr. Boyle joined the Company in 1984 and, effective August 13, 1996, was elected to the offices of President and Chief Executive Officer. Prior to serving in his current capacities, Mr. Boyle served as Executive Vice President from September 1992 to August 1996, Chief Financial Officer from September 1992 to December 1995, Chief Operating Officer from December 1995 to August 1996 and Treasurer from September 1992 to August 1996. He has been a Director since December 1993. Prior to joining the Company, Mr. Boyle held various financial and management positions with Colt Industries, Inc.

     Mrs. Meggitt joined the Company upon its inception in 1967 and has served as Secretary and a Director since that time. Mrs. Meggitt managed the Company's human resources and facilities departments from 1967 through 1987.

      Mr. Cissone has been on the Board of Directors since May 1994. From 1986 until his retirement in December 1995, Mr. Cissone served as Senior Vice
President and Chief Financial Officer of Sun Distributors L.P., a wholesale distributor of industrial products. In addition, Mr. Cissone has served on the Board of Directors of Robec, Inc., a national value-added distributor of micro-computer systems, since 1991.

      Mr. Timmerman has been on the Board of Directors since May 1994. Since 1986, Mr. Timmerman has worked for and currently is a partner in the Chicago-based investment banking firm of William Blair & Company which managed the Company's initial public offering of Common Stock in March 1994. In addition, Mr. Timmerman has served on the Board of Directors of DIY Home Warehouse, a retailer of home products, since 1993.

      The Board of Directors recommends that Stockholders vote FOR each of the nominees for the Board of Directors.


Committees and Meetings of the Board
------------------------------------

      The Board of Directors has a Compensation Committee, which approves salaries and certain incentive compensation for top level employees of and consultants to the Company; an Audit Committee, which reviews the results and scope of the audit and other services provided by the Company's independent auditors; and an Option Committee, which makes recommendations about stock option awards to employees of and consultants to the Company. The Compensation Committee currently consists of John E. Meggitt, Ph.D., Charles L. Boyle, III, Mark A. Timmerman and Louis J. Cissone. The Audit Committee currently consists of Messrs. Meggitt, Timmerman and Cissone. The Option Committee currently consists of Messrs. Timmerman and Cissone. The Audit Committee had one meeting during fiscal 1997 while the Compensation and Option Committee each had two meetings in fiscal 1997. There were four Board of Directors Meetings in fiscal 1997. During fiscal 1997, each incumbent Director attended all meetings of the Board of Directors and all meetings of Committees on which he or she served, except for Dr. John E. Meggitt, Ph.D., who was unable to attend one Compensation Committee meeting.


Compensation of Directors
-------------------------

      Non-employee Directors receive an annual fee of $5,000 for services on the Board of Directors or any committee thereof plus $500 and reimbursement of their expenses for each meeting attended. The Company may from time to time, and at the discretion of the Board of Directors, grant stock options to Directors for their service on the Board of Directors. To date, no such stock options have been granted.

                               EXECUTIVE OFFICERS
                               ------------------

      The  following  table  identifies  the current  executive  officers of the
Company:

                                             Capacities in       In Current
Name                               Age        Which Served     Position Since
----                               ---       -------------     --------------

John E. Meggitt, Ph.D..........     66      Chairman of the         1967
                                            Board and Director

Charles L. Boyle, III..........     44      President, Chief        1996
                                            Executive Officer
                                            and Director

Thomas M. Giuliani, CPA (1) ...     40      Chief Financial         1996
                                            Officer and
                                            Treasurer

Dorothy M. Meggitt.............     63      Secretary and           1967
                                            Director

Neil Jaffe(2) .................     52      Vice President -        1992
                                            Software Development
----------
(1) Mr. Giuliani joined the Company in 1989 and currently serves as its Chief Financial Officer and Treasurer. Prior to joining the Company, Mr. Giuliani held various accounting and financial positions for Deloitte & Touche (previously Deloitte Haskins and Sells), Commodore International Ltd., Fox Chase Cancer Center and Robinson Alarm Company.

(2) Mr. Jaffe joined the Company in 1969 and currently serves as its Vice President - Software Development. Prior to joining the Company, Mr. Jaffe was a programmer for Worthington Biochemical Corporation.

     Other than Dr. John E. Meggitt and Dorothy M. Meggitt, who are husband and wife, there are no family relationships among any of the Directors, executive officers and key employees of the Company. Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

                                 EXECUTIVE COMPENSATION
                                 ----------------------


Summary of Compensation in Fiscal 1997, 1996 and 1995
-----------------------------------------------------

      The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to (i) each person who served as the Company's Chief Executive Officer for fiscal 1997 and (ii) the two most highly compensated executive officers of the Company whose aggregate cash compensation exceeded $100,000 and who were serving as executive officers at the end of fiscal 1997 (collectively, the "Named Executives") during the years ended June 30, 1995, 1996 and 1997.

-------------------------------------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------
                                                                                   Long-Term
                                                                                 Compensation
                                                                                 ------------
                                                          Annual Compensation       Awards
                                                          -------------------    ------------
                                                                                  Securities
                                                                                  Underlying      All Other
       Name and Principal Position              Year        Salary     Bonus        Options     Compensation
                 (a)                            (b)         ($)(c)     ($)(d)        (#)(g)       ($)(i)(1)
--------------------------------------------    ----       --------    -------   ------------   ------------

John E. Meggitt, Ph.D., Chairman of             1997       $ 75,000    $  --           --          $6,496
  the Board (2) .............................   1996       $ 75,000    $  --           --          $7,616
                                                1995       $139,423    $  --           --          $9,586

Charles L. Boyle, III, President and Chief      1997       $180,000    $  --         20,000        $7,877
   Executive Officer(3) .....................   1996       $180,000    $  --         50,000        $2,451
                                                1995       $189,230    $17,541         --          $4,003

Thomas M. Giuliani, Chief Financial             1997       $100,901    $   636       10,000        $3,909
     Officer and Treasurer ..................   1996       $ 86,762    $ 3,011       15,000        $ --
                                                1995       $ 75,978    $  --          6,000        $5,077

Neil Jaffe, Vice President -                    1997       $150,000    $  --           --          $8,003
  Software Development ......................   1996       $150,000    $  --           --          $6,957
                                                1995       $173,076    $17,541         --          $8,064

----------
(1) Includes Company contributions to its 401(k) plan and supplemental life insurance and long-term disability premiums paid by the Company on behalf of its executive officers. The Company made no 401(k) contributions on behalf of its executive officers during fiscal 1996.

(2) Dr. Meggitt served as President and Chief Executive Officer of the Company until he resigned from such positions on August 13, 1996.

(3) Mr. Boyle served as Executive Vice President, Chief Operating Officer and Treasurer of the Company until he was elected President and Chief Executive Officer of the Company on August 13, 1996.

Option Grants in Fiscal 1997
----------------------------

      The following table sets forth information concerning individual grants of stock options made pursuant to the Company's 1993 Stock Plan during fiscal 1997 to each of the Named Executives. The Company has never granted any stock appreciation rights.

----------------------------------------------------------------------------------------------------------------------
                                          OPTION GRANTS IN LAST FISCAL YEAR
----------------------------------------------------------------------------------------------------------------------
                                                                                              Potential Realizable
                                    Individual Grants                                       Value at Assumed Annual
                                                                                              Rates of Stock Price
                                                                                            Appreciation for Option
                                                                                                    Term(2)
------------------------------------------------------------------------------------------ ---------------------------
                             Number of
                            Securities
                            Underlying      % of Total
                              Options     Options Granted    Exercise or
                              Granted     to Employees in     Base Price     Expiration
          Name                (#)(1)        Fiscal Year         ($/Sh)          Date          5%($)         10%($)
           (a)                  (b)             (c)              (d)             (e)           (f)           (g)
-------------------------  -------------- ----------------- --------------- -------------- ------------- -------------

John E. Meggitt, Ph.D....       --               --               --             --             --            --

Charles L. Boyle, III....     20,000           14.3%            $5.25         11/11/06       $66,000       $167,400

Thomas M. Giuliani.......     10,000            7.1%            $5.25         11/11/06       $33,000       $83,700

Neil Jaffe...............       --               --               --             --             --            --

----------
(1) The options disclosed herein were granted as non-qualified stock options and become exercisable to the extent of one-third of the options on the first anniversary from the date of grant (November 11, 1996) with an additional one-third of the options granted becoming exercisable on each of the second and third anniversary of the date of grant. The options terminate on the expiration date, subject to earlier termination on the optionee's death, disability or termination of employment with the Company. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution.

(2) Based on a grant date fair market value of $5.25 for the grant to Messrs. Boyle and Giuliani.

Aggregated Option Exercises in Fiscal 1997 and Fiscal Year End Option Values
----------------------------------------------------------------------------

      The following table sets forth information concerning each exercise of options during fiscal 1997 by each of the Named Executives and the year end value of unexercised in-the-money options.

----------------------------------------------------------------------------------------------------------------------
                                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                          AND FISCAL YEAR END OPTION VALUES
----------------------------------------------------------------------------------------------------------------------
                                                                      Number of Securities      Value of Unexercised
                                                                     Underlying Unexercised     In-The-Money Options
                                                                        Options at Fiscal            at Fiscal
                                                                            Year-End                  Year-End
                                                                               (#)                     ($)(1)
                                        Shares
                                      Acquired on       Value             Exercisable/              Exercisable/
               Name                    Exercise      Realized($)          Unexercisable            Unexercisable
                (a)                     (#)(b)           (c)                   (d)                      (e)
------------------------------------ -------------- --------------- -------------------------- -----------------------

John E. Meggitt, Ph.D............         --              --                   --                        --

Charles L. Boyle, III............         --              --             126,667/53,333          $14,584/31,666

Thomas M. Giuliani...............         --              --              11,000/20,000           $9,516/7,031

Neil Jaffe.......................         --              --              80,000/0                    $0/0

----------
(1) Based on a closing price of $5.375 per share of Common Stock as listed on the Nasdaq National Market at June 30, 1997.

Employment Contracts and Termination of Employment
--------------------------------------------------

      Each of Dr. Meggitt and Messrs. Boyle and Jaffe entered into five-year employment agreements with the Company commencing July 1, 1993 and expiring on June 30, 1998. Under such agreements, Dr. Meggitt is entitled to an annual salary of $75,000; Mr. Boyle is entitled to an annual salary of $180,000; and Mr. Jaffe is entitled to an annual salary of $150,000. In addition, bonuses are payable to the executive officers at the discretion of the Compensation Committee of the Board of Directors of the Company. In fiscal 1997, Messrs. Boyle, Giuliani and Jaffe earned bonuses of $90,000, $30,750 and $30,000, respectively. Such bonuses were paid to such executive officers subsequent to June 30, 1997.

      In addition to the provision in the above-described employment agreements requiring each of Dr. Meggitt and Messrs. Boyle and Jaffe to maintain the confidentiality of Company information and assign inventions to the Company, each of such executive officers has agreed that during the term of his respective agreement and thereafter for the greater of two years or the period of time for which such executive officer is being compensated under such agreement, such person will not compete with the Company by engaging in any capacity in any business which is competitive with the business of the Company.

      The Company has executed indemnification agreements with each of its executive officers and Directors pursuant to which the Company has agreed to indemnify such parties to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is a Director, officer, employee, agent or fiduciary of the Company.


Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

      The Compensation Committee is comprised of John E. Meggitt, Ph.D., Charles
L. Boyle, III, Mark A. Timmerman and Louis J. Cissone.

      The Company's headquarters in Yardley, Pennsylvania are leased to the Company by John E. Meggitt, Ph.D., the Chairman of the Board, and Dorothy M. Meggitt, his wife and Secretary of the Company. Dr. and Mrs. Meggitt also are Directors and majority stockholders of the Company. See "Security Ownership of Certain Beneficial Owners and Management." On July 1, 1993, the Company and Dr. and Mrs. Meggitt entered into a five-year lease for the Yardley facilities. Under such lease arrangement, the Company made rental payments to Dr. and Mrs. Meggitt totaling $403,200 during the year ended June 30, 1997. In addition, the Company paid $49,162 during the year ended June 30, 1997 for property taxes due on such property. The Company believes that the terms of the lease are at least as favorable to the Company as the terms that may have been available from unrelated third parties. In addition, the Company has determined that any future transactions between the Company and its officers, Directors, principal stockholders and their affiliates shall be on terms no less favorable to the Company than could be obtained from unrelated third parties.

      In fiscal 1997, the Company paid $140,000 of salary to Peter Meggitt, the son of Dr. and Mrs. Meggitt. Mr. Meggitt serves as a systems programmer for the Company.

Performance Graph
-----------------

      The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Composite Index and the S&P Computer Systems Index (capitalization weighted) for the period beginning on the date on which the SEC declared effective the Company's Form 8-A Registration Statement pursuant to Section 12 of the Exchange Act and ending on the last day of the Company's last completed fiscal year.


                COMPARISON OF CUMULATIVE TOTAL RETURN (1)(2)(3)
       Among the Company, The Nasdaq Composite Index and the S&P Computer
                                 Systems Index
       ------------------------------------------------------------------

                               03/11/94  06/30/94  06/30/95  06/30/96  06/30/97
                               --------  --------  --------  --------  --------

Prophet 21, Inc. ............  $ 100.00  $ 95.00   $  45.00  $  62.50  $  53.75

Nasdaq Composite Index ......  $ 100.00  $ 89.45   $ 118.28  $ 150.15  $ 182.73

S&P Computer Systems Index...  $ 100.00  $ 92.85   $ 152.62  $ 170.18  $ 257.98


----------
(1) Graph assumes $100.00 invested on March 11, 1994 in the Company's Common Stock, The Nasdaq Composite Index and the S&P Computer Systems Index.

(2)   Total return assumes reinvestment of dividends.

(3)   Fiscal year ending June 30.


Compensation Committee Report on Executive Compensation
-------------------------------------------------------

      The Compensation Committee has furnished the following report:

      The Company's executive compensation policy is designed to attract and retain highly qualified individuals for its executive positions and to provide incentives for such executives to achieve maximum Company performance by aligning the executives' interest with that of shareholders by basing a portion of compensation on corporate performance.

      The Compensation Committee generally determines base salary levels for executive officers of the Company, who are not subject to an employment agreement, at or about the start of the fiscal year and determines actual bonuses after the end of the fiscal year based upon Company and individual performance. Each of Dr. Meggitt and Messrs. Boyle and Jaffe executed five-year employment agreements on July 1, 1993 which established the salaries and bonuses to be paid to each of such Named Executives. Each of such Named Executives voluntarily agreed in January 1995 to amend their agreements to reflect significant reductions in their base salary.

      The Company's executive officer compensation program is comprised of base salary, conditional cash bonuses, stock options granted at the discretion of the Option Committee and various other benefits, including stock purchase rights, medical insurance and a 401(k) Plan which are generally available to all employees of the Company.

      Salaries, whether established pursuant to contract or otherwise, are established in accordance with industry standards through review of publicly available information concerning the compensation of officers of comparable companies. Consideration is also given to relative responsibility, seniority, individual experience and performance. Salaries for each of Dr. Meggitt and Messrs. Boyle and Jaffe are fixed in accordance with the employment agreements. Salary increases for other executives are generally made based on increases in the industry for similar companies with similar performance profiles and/or attainment of certain division or Company goals.

      The stock option and stock purchase programs are designed to relate executives' long-term interests to stockholders' long-term interests. Stock options and stock purchase rights will be awarded on the basis of individual performance and/or the achievement of internal strategic objectives.

      Based on review of available information, the Committee believes that the Chief Executive Officer's total annual compensation is reasonable and appropriate given the size, complexity and historical performance of the Company's business, the Company's position as compared to its peers in the industry, and the specific challenges faced by the Company during the year, such as changes in the market for computer products and manufacturers' product lines, as well as variations in prices and distribution channels, and other industry factors. No specific weight was assigned to any of the criteria relative to the Chief Executive Officer's compensation.

                                 Compensation Committee Members

                                 John E. Meggitt, Ph.D.
                                 Charles L. Boyle, III
                                 Louis J. Cissone
                                 Mark A. Timmerman

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         --------------------------------------------------------------

      There are, as of September 3, 1997, approximately 180 holders of record and 632 beneficial holders of the Company's Common Stock. The following table sets forth certain information, as of September 3, 1997, regarding the beneficial ownership of the Company's Common Stock by (i) each person who is known to the Company to own beneficially more than 5% of the total number of shares of Common Stock outstanding as of such date, (ii) each of the Company's current Directors (which includes all nominees) and Named Executives, and (iii) all Directors and executive officers as a group.

Name and Address                                              Amount and Nature           Percent
of Beneficial Owner(1)                                    of Beneficial Ownership(1)    of Class(2)
----------------------                                    --------------------------    -----------

(i)   Certain Beneficial Owners:

Kalmar Investments, Inc...............................          217,800                     6.1
1300 Market Street
Suite 500
Wilmington, DE 19801

Kennedy Capital Management, Inc. .....................          207,600                     5.8
10829 Olive Boulevard
St. Louis, MO 63141

(ii) Directors (which includes all nominees) and Named Executives:

John E. Meggitt, Ph.D. and
      Dorothy M. Meggitt
19 West College Avenue
Yardley, PA 19067.....................................        2,274,892(3)                 63.9

Charles L. Boyle, III.................................          132,667(4)                  3.6

Neil Jaffe............................................          218,364(5)                  6.0

Thomas M. Giuliani....................................           11,300(6)                    *

Louis J. Cissone......................................              500                       *

Mark A. Timmerman.....................................            2,000                       *

(iii) All current Directors and executive officers
      as a group (7 persons)..........................        2,639,723(3)(4)(5)(6)        69.9

----------
*     Less than one percent.

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares.

(2) Applicable percentage of ownership is based on 3,559,600 shares of Common Stock outstanding on September 3, 1997.

                                      -11-

(3) John E. Meggitt, Ph.D., Chairman of the Board, and Dorothy M. Meggitt, Secretary, are husband and wife. Includes 1,835,628 shares of Common Stock held by Dr. Meggitt and 439,264 shares of Common Stock held by Mrs. Meggitt. Does not include an aggregate of 52,380 shares of Common Stock owned of record by Dr. and Mrs. Meggitt's adult children and one grandchild, as to which shares Dr. and Mrs. Meggitt disclaim beneficial ownership.

(4) Includes 126,667 shares of Common Stock subject to options which were exercisable as of September 3, 1997 or which will become exercisable within 60 days after such date.

(5) Includes an aggregate of 2,000 shares of Common Stock owned of record by Mr. Jaffe as custodian for his minor children and 80,000 shares of Common Stock subject to options which were exercisable as of September 3, 1997 or which will become exercisable within 60 days after such date.

(6) Includes 300 shares of Common Stock owned of record and 11,000 shares of Common Stock subject to options which were exercisable as of September 3, 1997 or which will become exercisable within 60 days after such date.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                 ----------------------------------------------

      The Company has executed indemnification agreements with each of its Directors and executive officers pursuant to which the Company has agreed to indemnify such parties to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is a Director, officer, employee, agent or fiduciary of the Company.

      Transactions involving Dr. and Mrs. Meggitt are reported in "Executive Compensation -- Compensation Committee Interlocks and Insider Participation. "

                    PROPOSED AMENDMENT TO THE 1993 STOCK PLAN
                    -----------------------------------------

General
-------

      The Company's 1993 Stock Plan (the "1993 Plan") was adopted by the Board of Directors and approved by the Stockholders of the Company on December 6, 1993 for employees, officers, Directors and consultants of the Company and its subsidiaries. The 1993 Plan was amended on December 14, 1993. The 1993 Plan was adopted to promote the growth and profitability of the Company by enabling it to furnish maximum incentive to those employees deemed capable of improving operations and increasing profits and encouraging such persons to accept or continue employment with the Company and its subsidiaries and become owners of shares of its Common Stock. Currently, there are 600,000 shares of Common Stock reserved for issuance upon the exercise of options granted under the 1993 Plan.

      The 1993 Plan is administered by the Option Committee (the "Committee") of the Board of Directors, which determines, among other things, the nature of the options to be granted, the persons who are to receive options (each a "Grantee"), the number of shares to be subject to each option, the exercise price of the options and the vesting schedule of the options. The 1993 Plan provides for the granting of options intended to qualify as incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to employees of the Company as well as non-qualified stock options ("NQSOs") to employees, Directors and consultants who perform services for the Company or its subsidiaries. The exercise price of all ISOs granted under the 1993 Plan may not be less than the fair market value of the shares at the time the option is granted. In addition, no ISO may be granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company unless the exercise price as to that employee is at least 110% of the fair market value of the stock at the time of the grant. No employee may be granted ISOs for shares having an aggregate fair market value greater than $100,000 in any calendar year. Options may be for a period of not more than ten years from the date of grant, provided, however that the term of an ISO granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company may not exceed five years. The exercise price of a NQSO may not be less than 75% of the fair market value per share of the Common Stock on the date of grant. The Company intends that for a period of one year from the consummation of its initial public offering (March 18, 1994) it will not grant any options at an exercise price less than the fair market value per share on the date of grant. An option is exercisable as determined by the Committee. The 1993 Plan will terminate on December 6, 2003. Subject to the terms as specified in any option agreement, if a Grantee's employment or consulting relationship terminates on account of disability, the Grantee may exercise any outstanding option for one year following the termination. If a Grantee dies while in the employ of the Company or during the period of the consulting arrangement, the Grantee's estate may exercise any outstanding option for one year following the Grantee's death. If termination is for any other reason, the Grantee may exercise any outstanding option for ninety days following the termination. Outstanding options are exercisable after any termination only to the extent such options are exercisable at such termination. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution and shall be exercisable during the Grantee's lifetime only by the Grantee.

      The 1993 Plan provides that, in the event of a reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other change in the corporate structure or shares of the Company, the Board of Directors shall make adjustments with respect to the shares that may be issued under the 1993 Plan or that are covered by outstanding options, or in the option price per share.

      In the event of a dissolution or liquidation of the Company, the Board shall notify the Grantee at least fifteen days prior to such proposed action. To the extent not previously exercised, the outstanding options will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets (hereinafter, a "merger"), then the outstanding options will be assumed or an equivalent option will be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the outstanding options or to substitute equivalent options, the Board of Directors will, in lieu of such assumption or substitution, provide for the Grantee to have the right to exercise all of his outstanding options. If the Board of Directors makes an option fully exercisable in lieu of assumption or substitution in the event of a merger, the Board of Directors shall notify the Grantee that the option will be fully exercisable for a period of fifteen days from the date of such notice, and the option will terminate upon the expiration of such period. The option will be considered assumed if, following the merger, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares). If such consideration received in the merger was not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of an option, for each share of stock subject to the option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

      The Board may at any time amend, alter, suspend or discontinue the 1993 Plan, but no amendment, alteration, suspension or discontinuation will be made which would impair the rights of any Grantee under any grant theretofore made, without such Grantee's consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the National Association of Securities Dealers or an established stock exchange), the Company shall obtain shareholder approval of any 1993 Plan amendment in such a manner and to such a degree as required. Any such amendment or termination of the 1993 Plan is not permitted to affect options already granted and such options will remain in full force and effect as if the 1993 Plan had not been amended or terminated, unless mutually agreed otherwise between the Grantee and the Board of Directors, which agreement must be in writing and signed by the Grantee and the Company.

Federal Income Tax Aspects
--------------------------

      (a)   ISOs
      ----------

      Some options to be issued under the 1993 Plan will be designated as ISOs and are intended to qualify under Section 422 of the Code. Under the provisions of that Section, the optionee will not be deemed to have received any income at the time an ISO is granted or exercised. However, the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price will generally be treated as an adjustment in computing alternative minimum taxable income for a non-corporate optionee and may subject such optionee to the alternative minimum tax in the year of exercise.

      If the optionee disposes of ISO shares later than two years after the date of grant and one year after the exercise of the ISO, and certain other requirements are met, the gain or loss, if any (i.e., the difference between the amount received for the shares and the exercise price), will be long-term capital gain or loss.

      If the optionee disposes of the shares acquired on exercise of an ISO within two years after the date of grant or within one year after the exercise of the ISO, the disposition will constitute a "disqualifying disposition," and the optionee will have income in the year of the disqualifying disposition equal to the excess of the amount received for the shares over the exercise price. Of that income, the portion equal to the excess of the fair market value of the shares at the time the ISO was exercised over the exercise price will be compensation income, and the balance, if any, will be either short-term capital gain, if the shares are disposed of within one year after the ISO is exercised, or long-term capital gain, if the shares are disposed of more than one year after the ISO is exercised.

      If the optionee disposes of the shares in a disqualifying disposition at a price that is below the fair market value of the shares at the time the ISO was exercised and such disposition is a sale or exchange to an unrelated party, the amount includible as compensation income to the optionee will be limited to the excess of the amount received on the sale or exchange over the exercise price.

      If an ISO is exercised through the payment of the exercise price by the delivery of Common Stock, to the extent that the number of shares received exceeds the number of shares surrendered, such excess shares will possibly be considered as ISO stock with a zero basis.

      The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the optionee has compensation income as a result of a disqualifying disposition, the Company will generally have a corresponding deductible compensation expense in an equivalent amount in the taxable year of the Company in which the disqualifying disposition occurs.

      (b)   NQSOs
      -----------

      Some options to be issued under the 1993 Plan will be designated as NQSOs which receive no special tax treatment, but are taxed pursuant to Section 83 of the Code. Under the provisions of that Section, if an option is granted to an employee in connection with the performance of services and has a "readily ascertainable fair market value" at the time of the grant, the employee will be deemed to have received compensation income in the year of grant in an amount equal to the excess of the fair market value of the option at the time of grant over the amount, if any, paid by the optionee for the option. However, a NQSO generally has "readily ascertainable fair market value" only when the option is actively traded on an established market and when certain stringent Code requirements are met.

      If the option does not have a readily ascertainable fair market value at the time of the grant, the option is not included as compensation income at that time. Rather, the optionee realizes compensation income only when the option is exercised, and the optionee has become substantially vested in the shares transferred. The shares are considered to be substantially vested when they are either transferable or not subject to a substantial risk of forfeiture. The amount of income realized is equal to the excess of the fair market value of the shares at the time the shares become substantially vested over the sum of the exercise price plus the amount, if any, paid by the optionee for the option.

      If a NQSO is exercised through payment of the exercise price by the delivery of Common Stock, to the extent that the number of shares received by the optionee exceeds the number of shares surrendered, ordinary income will be realized by the optionee at that time only in the amount of the fair market value of such excess shares, and the tax basis of such excess shares will be such fair market value.

      Once a NQSO is subject to tax as compensation income, it is treated as an investment option or investment shares and becomes subject to the investment property rules. No gain or loss arises from the exercise of an option that was taxed at the time of grant. When the optionee disposes of the shares acquired pursuant to a NQSO, whether taxed at the time of grant or exercise, or some other terms, the optionee will recognize capital gain or loss equal to the difference between the amount received for the shares and the optionee's basis in the shares.

      Generally, the optionee's basis in the shares will be the exercise price plus the optionee's basis in the option. The optionee's basis in the option is equal to the sum of the compensation income realized at the time of grant or exercise, whichever is applicable, and the amount, if any, paid by the optionee for the option. In the compensatory option context, optionees normally pay nothing for the grant of the option so the basis in the option will usually be the amount of compensation income realized at the time of grant or exercise. Thus, the optionee's basis in the shares will generally be equal to the exercise price of the option plus the amount of compensation income realized by the optionee plus the amount, if any, paid by the optionee for the option. The capital gain or loss will be short-term if the shares are disposed of within one year after the option is exercised, and long-term if the shares are disposed of more than one year after the option is exercised.

      If a NQSO is taxed at the time of grant and expires or lapses without being exercised, it is treated in the same manner as the lapse of an investment option. The lapse is deemed to be a sale or exchange of the option on the day the option expires and the amount of income realized is zero. The optionee recognizes a capital loss in the amount of the optionee's basis (compensation income realized at the time of the grant plus the amount, if any, paid by the optionee for the option) in the option at the time of the lapse. The loss is short-term or long-term, depending on the optionee's holding period in the option.

      If a NQSO is not taxed at the time of grant and expires without being exercised, the optionee will have no tax consequences unless the optionee paid for the option. In such case, the optionee would recognize a loss in the amount of the price paid by the optionee for the option.

      The Company is generally entitled to a deductible compensation expense in an amount equivalent to the amount included as compensation income to the optionee. This deduction is allowed in the Company's taxable year in which the income is included as compensation to the optionee. The Company is only entitled to this deduction if the Company deducts and withholds upon the amount included in an employee's compensation.

      The preceding discussion is based upon federal tax laws and regulations in effect on the date of this Proxy Statement, which are subject to change, and upon an interpretation of the relevant sections of the Code, their legislative histories and the income tax regulations which interpret similar provisions of the Code. Furthermore, the foregoing is only a general discussion of the federal income tax aspects of the 1993 Plan and does not purport to be a complete description of all federal income tax aspects of the 1993 Plan. Optionees may also be subject to state and local taxes in connection with the grant or exercise of options granted under the 1993 Plan and the sale or other disposition of shares acquired upon exercise of the options. Each employee receiving a grant of options should consult with his or her personal tax advisor regarding federal, state and local tax consequences of participating in the 1993 Plan.


Previously Granted Options Under the 1993 Plan
----------------------------------------------

      As of September 3, 1997, the Company had granted options to purchase an aggregate of 600,000 shares of Common Stock under the 1993 Plan at an average exercise price of $5.95 per share. As of September 3, 1997, 400,000 options to purchase shares were vested and 2,500 options to purchase shares had been exercised under the 1993 Plan. The following table sets forth the options granted under the 1993 Plan to (i) the Named Executives; (ii) all current executive officers as a group; (iii) each nominee for election as a Director;
(iv) all current Directors who are not executive officers as a group; (v) each associate of any of such Directors, executive officers or nominees; (vi) each person who has received or is to receive 5% of such options or rights; and (vii) all employees, including all current officers who are not executive officers, as a group:

                                                                 Options Granted            Weighted Average
                              Name                            through September 3, 1997      Exercise Price
                              ----                            -------------------------     ----------------

John E. Meggitt, Ph.D.....................................               --                     $ --

Charles L. Boyle, III.....................................            180,000                    6.32

Thomas M. Giuliani........................................             31,000                    4.84

Neil Jaffe................................................             80,000                    7.00

Dorothy M. Meggitt........................................               --                       --

Louis J. Cissone..........................................               --                       --

Mark A. Timmerman.........................................               --                       --

All current executive officers as a group (5 persons).....            291,000                    6.35

All current Directors who are not executive officers as a
    group (2 persons).....................................               --                       --

All employees, including all current officers who are not
    executive officers as a group (57 persons)............            309,000                    5.58

      As of September 3, 1997, the market value of the Common Stock underlying the 1993 Plan was $7.625 per share.


Proposed Amendment
------------------

      Stockholders are being asked to consider and vote upon a proposed amendment (the "Amendment") to the 1993 Plan to increase the maximum number of shares of Common Stock available for issuance under the 1993 Plan from 600,000 to 1,000,000 shares and to reserve an additional 400,000 shares of Common Stock of the Company for issuance upon the exercise of stock options granted under the 1993 Plan.

      The Board of Directors believes that the Amendment provides an important inducement to recruit and retain the best available personnel. The Board of Directors believes that providing employees with an opportunity to invest in the Company rewards them appropriately for their efforts on behalf of the Company.

      THE  BOARD  OF  DIRECTORS  RECOMMENDS  A  VOTE  FOR  THE  APPROVAL  OF THE
AMENDMENT.

              PROPOSAL TO APPROVE 1997 EMPLOYEE STOCK PURCHASE PLAN
              -----------------------------------------------------

      The Board of Directors has adopted, and is submitting to stockholders for approval, the 1997 Employee Stock Purchase Plan (the "1997 Plan"). The purpose of the 1997 Plan is to provide a further incentive for employees to promote the best interests of the Company and to encourage stock ownership by employees in order to participate in the Company's economic progress. A total of 100,000 shares will be made available for purchase pursuant to the 1997 Plan.

      In general, the 1997 Plan provides for eligible employees to designate in advance of specified purchase periods (which will be annual, semi-annual or quarterly) a percentage of compensation (up to 10%) to be withheld from their pay and applied toward the purchase of such number of whole shares of Common Stock as can be purchased at a price of 85% of the lesser of the stock's trading price at the beginning or the end of each such period. No employee can purchase more than $5,000 worth of stock annually, and no stock can be purchased by any person which would result in the purchaser owning five percent or more of the total combined voting power or value of all classes of stock of the Company.

      The 1997 Plan is intended to satisfy the requirements of Section 423(b) of the Code which requires that it be approved by stockholders within one year of the earlier of its adoption by the Board of Directors or the 1997 Plan's effective date. The 1997 Plan was adopted by the Board of Directors on September 4, 1997. In addition, the 1997 Plan is intended to comply with certain requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

      The term of the 1997 Plan will extend through December 31, 2001, unless terminated earlier by the Board of Directors. The Board of Directors generally has the right to amend or terminate the 1997 Plan without the consent of participants or stockholders, subject to certain exceptions.

      Each person employed by the Company (except short-term, part-time, or seasonal employees) is eligible to participate in the 1997 Plan (an "Eligible Employee"), provided he or she is not, as of the day preceding the first day of the Purchase Period (as defined below), deemed, for purposes of Section 423(b)(3) of the Code, to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

      The purchase price per share of the Common Stock sold under the 1997 Plan for any Purchase Period will be equal to the lesser of (a) 85% of the "fair market value" of a share of Common Stock on the first day of such Purchase Period, or (b) 85% of the "fair market value" of a share of Common Stock on the last day of such Purchase Period (the "Exercise Date"). The fair market value will be deemed to be the average of the last bid and asked prices of the Common Stock reported by Nasdaq, or if the Common Stock is traded on the Nasdaq National Market or a national securities exchange, the closing sale price of the Common Stock thereon, in each case on the applicable date or, if there is no such sale on that day, then on the last preceding date on which such a sale was reported.

      Under the 1997 Plan, a separate option to purchase shares of Common Stock will be granted to each Eligible Employee as of the first day of each "Purchase Period". The option grant applies automatically to all Eligible Employees, but to participate in the 1997 Plan, further action is required as explained below. A Purchase Period will be a period of three, six or twelve months (as elected in advance by the committee administering the 1997 Plan), during which time payroll deductions will be made to fund the purchase of shares subject to option. The first Purchase Period will commence on January 1, 1998 and end on March 31, 1998. The maximum number of shares an Eligible Employee is eligible to purchase for any Purchase Period is $5,000 ($1,250 for a three-month Purchase Period and $2,500 for a six-month Purchase Period) divided by 100% of the fair market value of a share of Common Stock on the first day of each applicable Purchase Period. If, as of the first day of each such Purchase Period, an Eligible Employee would be deemed for purposes of Section 423(b)(3) of the Code to own stock of the Company (including any number of shares which such person is entitled to purchase under the 1997 Plan) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, the maximum number of shares such person will be entitled to purchase pursuant to the 1997 Plan will be reduced. Options granted to Eligible Employees who fail to authorize payroll deductions will automatically lapse.

      In order to purchase shares pursuant to an option, an Eligible Employee must sign a Stock Purchase Agreement and properly return it as instructed in advance of the first day of each Purchase Period. By doing so, the employee becomes a Participant in the 1997 Plan. Under the Stock Purchase Agreement, each Eligible Employee who elects to participate in the 1997 Plan must authorize contributions to the 1997 Plan through regular payroll deductions, effective as of the first day of the relevant Purchase Period. A Participant may authorize payroll deductions from his or her cash W-2 compensation, as defined in the 1997 Plan ("Compensation"), for each payroll period, of a specified percentage of such compensation, not less than 1% and not more than 10%, in multiples of 1/2%. The amount of payroll deduction must be established at the beginning of a Purchase Period and may not be altered, except for complete discontinuance. The payroll deduction authorized by a Participant will be credited to an individual account maintained for the Participant under the 1997 Plan (an "Account").

      For any particular Purchase Period, the committee administering the 1997 Plan may elect, in advance, a "Trust Administration Option" whereby the amounts of payroll deductions taken for Participants will be deposited regularly in a trust established by the Company with an institutional trustee for the benefit of Participants. Unless withdrawn earlier, the funds held for the respective Participants (together with applicable earnings) will be applied by the trustee on the Exercise Date to purchase shares of Common Stock for each such Participant in accordance with the 1997 Plan. The Company will pay all the expenses of trust establishment and administration, but will not have a lien over, reversionary interest in, the trust assets. Withdrawals by Participants during a Purchase Period while the Trust Administration Option is in effect will entitle the withdrawing Participants to their respective shares of earnings by the trust on their accumulated payroll deductions.

      Shares of Common Stock acquired pursuant to the exercise of options under the 1997 Plan and funded pursuant to payroll deductions as provided in the Stock Purchase Agreement are to be offered and sold to Eligible Employees solely pursuant to an effective Registration Statement filed under the Securities Act of 1933, as amended.

      If there is credited to the Account of a Participant as of any Exercise Date an amount at least equal to the purchase price determined under the 1997 Plan of one share of Common Stock for the current Purchase Period, the Participant will purchase, and the Company will sell, at such price the largest number of whole shares of Common Stock which can be purchased with the amount credited to his or her Account. In no event will fractional shares be issued. Any balance remaining in a Participant's Account at the end of a Purchase Period (not in excess of the purchase price of one share of Common Stock) will be carried forward into a Participant's Account for the following Purchase Period.

      No Participant may, in any calendar year, purchase such number of shares under the 1997 Plan which, when aggregated with all other shares of stock of the Company which he or she may be entitled to purchase under any other employee stock purchase plans of the Company which meets the requirements of Section 423(b) of the Code, exceeds $5,000 in fair market value. Since the exclusive method for purchasing shares under the 1997 Plan is through payroll deductions whose maximum limit is 10% of Compensation, the 10% limitation will be the effective limit on purchases of stock under the 1997 Plan for substantially all employees.

      If, as of the Exercise Date in any Purchase Period, the aggregate funds available for the purchase of shares of Common Stock would result in a purchase of shares in excess of the maximum number of shares then available for purchase under the 1997 Plan, the number of shares which would otherwise be purchased by each Participant on the Exercise Date will be reduced by a factor relative to the payroll deduction accumulation for each Participant.

      Options issued under the 1997 Plan are intended to be options issued pursuant to an "Employee Stock Purchase Plan" within the meaning of Section 423 of the Code. Accordingly, if a Participant exercises an option and holds the shares for the applicable holding period, and remains an employee at all times during the period beginning with the date the option is granted and ending three months before the date it is exercised, he or she will be entitled for Federal income tax purposes to special tax treatment. Under such circumstances, any gain realized upon disposition of the shares will be treated as ordinary income to the extent of the lesser of (i) 15% of the fair market value of the shares on the date the option was granted, or (ii) the amount by which the fair market value of the shares on the date of disposition exceeded the option price. Any further gain will be treated as long-term capital gain. The applicable holding period is the longer of (i) two years after the date the option is granted, or
(ii) one year after the shares are issued. The Company will not be entitled to any tax deduction for Federal income tax purposes with respect to shares so acquired and disposed of by a Participant.

      The 1997 Plan does not contain any provisions requiring a Participant to hold the optioned stock for any period after exercise of the option, nor to acquire such stock for investment purposes. However, unless a Participant holds the stock for more than two years after the option is granted and one year after the stock is issued, he or she will not be entitled to long-term capital gain treatment for Federal income tax purposes on any increase in fair market value of the stock between the date the option was granted and the date the option was exercised. If the Participant disposes of the stock within such one-year period or such two-year period, any excess of the fair market value on the date of exercise over the option price is taxable as ordinary income to him or her and is deductible by the Company for Federal income tax purposes.

      The number of shares of Common Stock which can be purchased pursuant to options under the 1997 Plan are subject to adjustment in the event of certain recapitalizations of the Company. Participants' rights to purchase stock pursuant to the 1997 Plan are not transferable. Generally, the Company's Board of Directors, without the consent of Participants, can terminate or amend the 1997 Plan, except that no such action can adversely affect options previously granted and, without stockholder approval, the Board may not: (i) increase the total amount of Common Stock allocated to the 1997 Plan (except for permitted capital adjustments); (ii) change the class of Eligible Employees; (iii) decrease the minimum purchase price; (iv) extend a Purchase Period; or (v) extend the term of the 1997 Plan.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1997 EMPLOYEE STOCK PURCHASE PLAN.


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
               ---------------------------------------------------

      The Board of Directors of the Company has, subject to Stockholder approval, retained Coopers & Lybrand L.L.P. as independent auditors of the Company for the year ending June 30, 1998. Coopers & Lybrand L.L.P. also served as independent auditors of the Company for fiscal 1997. Neither the firm nor any of its members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as independent auditors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 1998.

      One or more representatives of Coopers & Lybrand L.L.P. is expected to attend the Meeting and have an opportunity to make a statement and/or respond to appropriate questions from Stockholders.


                             STOCKHOLDERS' PROPOSALS
                             -----------------------

      Stockholders who wish to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the 1998 Annual Meeting of Stockholders must advise the Secretary of the Company of such proposals in writing by May 26, 1998.

                                  OTHER MATTERS
                                  -------------

      The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.


                                     GENERAL
                                     -------

      The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy
Statement, and the entire cost of such solicitation will be borne by the Company.

      In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by Directors, executive officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

      Certain information contained in this Proxy Statement relating to the occupations and security holdings of Directors and executive officers of the Company is based upon information received from the individual Directors and officers.

      PROPHET 21, INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 1997, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON SEPTEMBER 3, 1997, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO THE SECRETARY OF THE COMPANY. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

      PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                    By Order of the Board of Directors

                                    /s/ Dorothy M. Meggitt
                                    Dorothy M. Meggitt
                                    Secretary

Yardley, Pennsylvania
September 22, 1997

                                PROPHET 21, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            OF THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS


     The undersigned hereby constitutes and appoints John E. Meggitt, Ph.D. and Charles L. Boyle, III, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Prophet 21, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's offices, 19 West College Avenue, Yardley, Pennsylvania 19067 at 1:00 P.M., local time, on Thursday, October 23, 1997 and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

      This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3 and 4.

1.    ELECTION OF DIRECTORS.
      Nominees:   John E. Meggitt,  Ph.D.,  Charles L. Boyle,  III, Dorothy M.
                  Meggitt, Louis J. Cissone and Mark A. Timmerman.

(Mark one only)

VOTE FOR all the nominees listed above;  except vote withheld from the following
nominees (if any).   [  ]

--------------------------------------------------------------------------------


VOTE WITHHELD from all nominees.   [  ]


2. APPROVAL OF PROPOSAL TO AMEND THE COMPANY'S 1993 STOCK PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UPON THE EXERCISE OF OPTIONS GRANTED UNDER SUCH PLAN FROM 600,000 TO 1,000,000 SHARES.

FOR   [  ]          AGAINST   [  ]          ABSTAIN   [  ]

3. APPROVAL OF PROPOSAL TO ADOPT THE 1997 EMPLOYEE STOCK PURCHASE PLAN.

FOR   [  ]          AGAINST   [  ]          ABSTAIN   [  ]


4. APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING JUNE 30, 1998.

FOR   [  ]          AGAINST   [  ]          ABSTAIN   [  ]


                 (continued and to be signed on reverse side)

5. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

Dated:                                    This proxy must be signed
      -------------------------           exactly as the name appears
                                          hereon.  When shares are held
-------------------------------           by joint tenants, both should
Signature of Stockholder                  sign.  If the signer is a
                                          corporation, please sign full
--------------------------------          corporate name by duly authorized
Signature of Stockholder if held jointly  officer,  giving full title as such. If a partnership, please
                                          sign in partnership name by
                                          authorized person.


I will   [  ]     will not   [  ]    attend the
                                     Meeting.


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                PROPHET 21, INC.

                        1997 EMPLOYEE STOCK PURCHASE PLAN


                                 I. DEFINITIONS
                                 --------------

      "Account" means the Employee Stock Purchase Plan Account established for a Participant under Section IX hereunder.

      "Board of Directors" shall mean the Board of Directors of the Company.

      "Code" shall mean the Internal Revenue Code of 1986, as amended.

      "Committee" shall mean the Stock Purchase Plan Committee appointed and acting in accordance with the terms of the Plan.

      "Common Stock" shall mean shares of the Company's Common Stock, par value $.01 per share, and any security into which such stock shall be converted or shall become by reason of changes in its nature such as by way of recapitalization, reclassification, changes in par value, merger, consolidation or similar transaction.

      "Company" shall mean Prophet 21, Inc., a Delaware corporation. When used in the Plan with reference to employment, Company shall include Subsidiaries.

      "Compensation" shall mean the total cash compensation paid to an Eligible Employee by the Company, as reportable on IRS Form W-2. Notwithstanding the foregoing, Compensation shall not include bonuses, overtime pay or commissions based on sales.

      "Effective Date" shall mean October 23, 1997.

      "Eligible Employees" shall mean only those persons who, as of the first day of a Purchase Period, are Employees who have completed at least six months of service and who are not, as of the day preceding the first day of the Purchase Period, deemed for purposes of Section 423(b)(3) of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

      "Employees" shall mean all persons who are employed by the Company as common-law employees, excluding persons (i) who have been employed less than six months, (ii) whose customary employment is 20 hours or less per week, or (iii) whose customary employment is for not more than five months in a calendar year.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      "Exercise Date" shall mean the last day of a Purchase Period.

      "Fair Market Value" shall mean as of any date: (i) the average of the closing bid and asked prices on such date of the Common Stock as quoted by Nasdaq; or (ii), as the case may be, the last reported sales price of the Common Stock on such date as reported by the Nasdaq National Market or the principal national securities exchange on which such stock is listed and traded, or in each such case where there is no trading on such date, on the first previous date on which there is such trading.

      "Participant" shall mean an Eligible Employee who elects to participate in the Plan under Section VII hereunder.

      "Plan" shall mean the Prophet 21, Inc. 1997 Employee Stock Purchase Plan, as set forth herein and as amended from time to time.

      "Purchase Period" shall mean (a) for 1997, the period commencing on the Effective Date and ending on January 1, 1998; and (b) thereafter, purchase periods shall be annual, semi-annual or quarterly, in each case as elected by the Committee not less than 60 days in advance of the commencement of such period. A Purchase Period shall begin on the first business day of, and end on the last business day of, each such calendar period. In the absence of any such election, Purchase Periods subsequent to the first period shall be for one calendar year. The last Purchase Period under the Plan shall terminate on or before the date of termination of the Plan provided in Section XXIII.

      "Subsidiary" shall mean any corporation which is a subsidiary of the Company within the meaning of Section 425(f) of the Code.

      "Termination of Service" shall mean the earliest of the following events with respect to a Participant: his retirement, death, quit, discharge or permanent separation from service with the Company.

      The masculine gender includes the feminine, the singular number includes the plural and the plural number includes the singular unless the context otherwise requires.


                                   II. PURPOSE
                                   -----------

      It is the purpose of this Plan to provide a means whereby Eligible Employees may purchase Common Stock through payroll deductions. It is intended to provide a further incentive for Employees to promote the best interests of the Company and to encourage stock ownership by Employees in order to participate in the Company's economic progress.

      It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code and the provisions of the Plan shall be construed in a manner consistent with the Code.


                               III. ADMINISTRATION
                               -------------------

      The Plan shall be administered by a Committee selected by the Board of Directors from among its members, which shall consist of not less than two members. The Committee shall have authority to make rules and regulations for the administration of the Plan, and its interpretation and decisions with regard thereto shall be final and conclusive. The Committee shall have all necessary authority to communicate, from time to time, with Eligible Employees and Participants for purposes of administering the Plan, and shall notify Eligible Employees promptly of its election of the term of each forthcoming Purchase Period, if other than a calendar year, and of its election to utilize the Trust Administration Option referred to in Section IX.


                                   IV. SHARES
                                   ----------

      There shall be 100,000 shares of Common Stock reserved for issuance to and purchase by Participants under the Plan, subject to adjustment in accordance with Section XXI hereof. The shares of Common Stock subject to the Plan shall be either shares of authorized but unissued Common Stock or shares of Common Stock reacquired by the Company. Shares of Common Stock involved in any unexercised portion of any terminated option may again be subject to options to purchase granted under the Plan.


                                V. PURCHASE PRICE
                                -----------------

      The purchase price per share of the shares of Common Stock sold to Participants under this Plan for any Purchase Period shall be the lesser of (a) 85% of the Fair Market Value of a share of Common Stock on the first day of such Purchase Period, or (b) 85% of the Fair Market Value of a share of Common Stock on the Exercise Date of such Purchase Period.


                     VI. GRANT OF OPTION TO PURCHASE SHARES
                     --------------------------------------

      Each Eligible Employee shall be granted an option effective on the first day of each Purchase Period to purchase a number of full shares of Common Stock (subject to adjustment as provided in Section XXI). The maximum number of shares an Eligible Employee shall be eligible to purchase for any Purchase Period is $5,000 ($2,500 for a Purchase Period of six months or $1,250 for a Purchase Period of three months) divided by 100% of the Fair Market Value of a share of Common Stock on the first day of the Purchase Period.

      Anything herein to the contrary notwithstanding, if, as of the first day of a Purchase Period, any Eligible Employee entitled to purchase shares hereunder would be deemed for the purposes of Section 423(b)(3) of the Code to own stock (including any number of shares which such person would be entitled to purchase hereunder) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, the maximum number of shares which such person shall be entitled to purchase pursuant to the Plan shall be reduced to that number which when added to the number of shares of stock of the Company which such person is so deemed to own (excluding any number of shares which such person would be entitled to purchase hereunder), is one less than such 5%.


                          VII. ELECTION TO PARTICIPATE
                          ----------------------------

      An Eligible Employee may elect to become a Participant in this Plan by completing a "Stock Purchase Agreement" form prior to the first day of the Purchase Period. In the Stock Purchase Agreement, the Eligible Employee shall authorize regular payroll deductions from his Compensation subject to the limitations in Section VIII below. Options granted to Eligible Employees who fail to authorize payroll deductions will automatically lapse. If a Participant's payroll deductions allow him to purchase fewer than the maximum number of shares of Common Stock to which his option entitles him, the option with respect to the shares which he does not purchase will lapse as of the last day of the Purchase Period.

      The execution and delivery of the Stock Purchase Agreement as between the Participant and the Company shall be conditioned upon the compliance by the Company at such time with Federal (and any applicable state) securities laws.


                            VIII. PAYROLL DEDUCTIONS
                            ------------------------

      An  Eligible   Employee  may  authorize   payroll   deductions   from  his
Compensation for each payroll period of a specified percentage of such Compensation, not less than 1% and not more than 10%, in multiples of 1/2%.

      The amount of payroll deduction shall be established at the beginning of a Purchase Period and may not be altered, except for complete discontinuance under
Section XI, XIII or XIV hereunder.

                       IX. EMPLOYEE STOCK PURCHASE ACCOUNT
                           AND TRUST ADMINISTRATION OPTION
                       -----------------------------------

      An Employee Stock Purchase Account will be established for each Participant in the Plan. Payroll deductions made under Section VIII will be credited to the individual Accounts. In the event the Committee determines with respect to any Purchase Period, not to utilize the "Trust Administration Option" set forth in the next paragraph, no interest or other earnings will be credited to a Participant's Account.

      With respect to any one or more Purchase Periods, the Committee may elect to utilize, in addition to the separate accounting for payroll deductions provided in the Plan, the option to administer the funding of the Accounts through a trust established pursuant to a trust agreement between the Company and an institution exercising fiduciary powers (the "Trust Administration Option") as hereinafter set forth in this paragraph. The Company shall provide for the funding of each Account on a regular basis during each Purchase Period reflecting payroll deductions of Participants and shall cause such sums to be deposited within 15 days following such deductions in a trust account at such institution and upon such terms as are established by the Committee. The trust account assets shall be invested in shares of a tax-exempt money-market registered investment company designated in the trust agreement, which designation shall not be changed during the Purchase Period. Assets deposited in the aforesaid trust account shall be commingled, but a separate accounting shall be kept for each Participant's interest therein. Each Participant shall be credited with his allocable share of the earnings of the trust account, which credits shall be reflected in each Participant's Account balance hereunder. At all times, the funds in such trust account shall be considered the property of the respective Participants, and no part of the trust account assets may at any time revert to, or be subject to any lien or claim of, the Company; provided, however, that such trust account assets may be used only for the purchase of shares as provided in Section X hereof or for withdrawal by or return to Participants (or their beneficiaries) as provided in Sections XI, XIII or XXIII hereof.


                              X. PURCHASE OF SHARES
                              ---------------------

      If, as of any Exercise Date, there is credited to the Account of a Participant an amount at least equal to the purchase price of one share of Common Stock for the current Purchase Period, as determined in Section V, the Participant shall buy and the Company shall sell at such price the largest number of whole shares of Common Stock which can be purchased with the amount in his Account.

      Any balance remaining in a Participant's Account at the end of a Purchase Period will be carried forward into the Participant's Account for the following Purchase Period. In no event will the balance carried forward be equal to or exceed the purchase price of one share of Common Stock as determined in Section V above. Notwithstanding the foregoing provisions of this paragraph, if as of any Exercise Date the provisions of Section XV are applicable to the Purchase Period ending on such Exercise Date, and the Committee reduces the number of shares which would otherwise be purchased by Participants on such Exercise Date, the entire balance remaining credited to the Account of each Participant after the purchase of the applicable number of shares of Common Stock on such Exercise Date shall be refunded to each such Participant.

Except with respect to a Purchase Period for which the Trust Administration Option has been elected, no refund of an Account balance made pursuant to the Plan shall include any amount in respect of interest or other imputed earnings.

      Anything herein to the contrary notwithstanding, no Participant may, in any calendar year, purchase a number of shares of Common Stock under this Plan which, together with all other shares of stock of the Company and its Subsidiaries which he may be entitled to purchase in such year under all other employee stock purchase plans of the Company and its subsidiaries which meet the requirements of Section 423(b) of the Code, have an aggregate Fair Market Value (measured as of the first day of each applicable Purchase Period) in excess of $5,000. The limitation described in the preceding sentence shall be applied in a manner consistent with Section 423(b)(8) of the Code.


                                 XI. WITHDRAWAL
                                 --------------

      A Participant may withdraw from the Plan at any time prior to the Exercise Date of a Purchase Period by filing a notice of withdrawal. Upon a Participant's withdrawal, the payroll deductions shall cease for the next payroll period and the entire amount credited to his Account shall be refunded to him. Any Participant who withdraws from the Plan may again become a Participant hereunder at the start of the next Purchase Period in accordance with Section VII.


                       XII. ISSUANCE OF STOCK CERTIFICATES
                       -----------------------------------

      The shares of Common Stock purchased by a Participant shall, for all purposes, be deemed to have been issued and sold at the close of business on the Exercise Date. Prior to that date, none of the rights or privileges of a stockholder of the Company shall exist with respect to such shares. Stock certificates shall be registered either in the Participant's name or jointly in the names of the Participant and his spouse, as the Participant shall designate in his Stock Purchase Agreement. Such designation may be changed at any time by filing notice thereof. Certificates representing shares of purchased Common Stock shall be delivered promptly to the Participant following issuance.


                          XIII. TERMINATION OF SERVICE
                          ----------------------------

      (a) Upon a Participant's Termination of Service for any reason other than retirement or death, no payroll deduction may be made from any Compensation due him as of the date of his Termination of Service and the entire balance credited to his Account shall be automatically refunded to him.

      (b) Upon a Participant's retirement from the Company after age 55, no payroll deduction shall be made from any Compensation due him as of the date of his retirement. Such a Participant may, prior to Retirement, elect:

      (1) to have the entire amount credited to his Account as of the date of his retirement refunded to him, or

      (2) to have the entire amount credited to his Account held therein and utilized to purchase shares on the Exercise Date as provided in
            Section X.

      (c) Upon the death of a Participant, no payroll deduction shall be made from any Compensation due him at time of death, and the entire balance in the deceased Participant's Account shall be paid to the Participant's designated beneficiary, or otherwise to his estate.


                     XIV. TEMPORARY LAYOFF, AUTHORIZED LEAVE
                          OF ABSENCE, DISABILITY
                     ---------------------------------------

      Payroll deductions shall cease during a period of absence without pay from work due to a Participant's temporary layoff, authorized leave of absence, disability or for any other reason. If such Participant shall return to active service prior to the Exercise Date for the current Purchase Period, payroll deductions shall be resumed in accordance with his prior authorization.

      If the Participant shall not return to active service prior to the Exercise Date for the current Purchase Period, the balance of his Stock Purchase Account will be used to purchase shares on the Exercise Date as provided in
Section X, unless the Participant elects to withdraw from the Plan in accordance with Section XI.


                 XV. PROCEDURE IF INSUFFICIENT SHARES AVAILABLE
                 ----------------------------------------------

      In the event that on any Exercise Date the aggregate funds available for the purchase of shares of Common Stock pursuant to Section X hereof would result in purchases of shares in excess of the number of shares of Common Stock then available for purchase under the Plan, the Committee shall proportionately reduce the number of shares which would otherwise be purchased by each Participant on the Exercise Date in order to eliminate such excess, and the provisions of the second paragraph of Section X shall apply.


                          XVI. RIGHTS NOT TRANSFERABLE
                          ----------------------------

      The right to purchase shares of Common Stock under this Plan is exercisable only by the Participant during his lifetime and is not transferable by him. If a Participant attempts to transfer his right to purchase shares under the Plan, he shall be deemed to have requested withdrawal from the Plan and the provisions of Section XI hereof shall apply with respect to such Participant.

                     XVII. NO OBLIGATION TO EXERCISE OPTION
                     --------------------------------------

      Granting of an option under this Plan shall impose no obligation on an Eligible Employee to exercise such option.


                   XVIII. NO GUARANTEE OF CONTINUED EMPLOYMENT
                   -------------------------------------------

      Granting of an option under this Plan shall imply no right of continued employment with the Company for any Eligible Employee.


                                   XIX. NOTICE
                                   -----------

      Any notice which an Eligible Employee or Participant files pursuant to this Plan shall be in writing and shall be delivered personally or by mail addressed to the Committee, c/o Chief Executive Officer at 19 West College Avenue, Yardley, Pennsylvania 19067, or such other person or location as may be specified by the Committee.


                             XX. REPURCHASE OF STOCK
                             -----------------------

      The Company shall not be required to repurchase from any Participant shares of Common Stock acquired under this Plan.


               XXI. ADJUSTMENT FOR RECAPITALIZATION, MERGER, ETC.
               --------------------------------------------------

      The aggregate number of shares of Common Stock which may be purchased pursuant to options granted hereunder, the number of shares of Common Stock covered by each outstanding option, and the purchase price thereof for each such option shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split or other subdivision or consolidation of shares of Common Stock or for other capital adjustments or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Common Stock affected without receipt of consideration of the Company.

      Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger, reorganization or other business combination, any option granted hereunder shall cover the securities or other property to which a holder of the number of shares of Common Stock would have been entitled pursuant to the terms of the merger. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving entity shall cause every option outstanding hereunder to terminate.

      The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment shall provide for the elimination of any fractional share which might otherwise become subject to an option.


                           XXII. AMENDMENT OF THE PLAN
                           ---------------------------

      The Board of Directors may, without the consent of the Participants, amend the Plan at any time, provided that no such action shall adversely affect options theretofore granted hereunder, and provided that no such action by the Board of Directors, without approval of the Company's stockholders, may:

      (a) increase the total number of shares of Common Stock which may be purchased by all Participants, except as contemplated in Section XXI;

      (b) change the class of Employees eligible to receive options under the Plan;

      (c) decrease the minimum purchase price under Section V;

      (d)  extend a Purchase Period hereunder; or

      (e) extend the term of the Plan.


                             XXIII. TERM OF THE PLAN
                             -----------------------

      This Plan shall become effective as of the Effective Date upon its adoption by the Board of Directors, provided that it is approved at a duly-held meeting of stockholders of the Company, by an affirmative majority of the total votes present and voting thereat, within 12 months after the earlier of the Effective Date or the date of adoption by the Board of Directors. If the Plan is not so approved, no Common Stock shall be purchased under the Plan and the balance of each Participant's Account shall be promptly returned to the Participant. The Plan shall continue in effect through the December 31st following the fourth anniversary of the Effective Date, unless terminated prior thereto pursuant to Section XV or XXI hereof, or pursuant to the next succeeding sentence. The Board of Directors shall have the right to terminate the Plan at any time, effective as of the next succeeding Exercise Date. In the event of the expiration of the Plan or its termination, outstanding options shall not be affected, except to the extent provided in Section XV and any remaining balance credited to the Account of each Participant as of the applicable Exercise Date shall be refunded to each such Participant.